Exhibit 10.2

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT SUBMITTER (optional) Mark Walmeslety B. E-MAIL CONTACT AT SUBMITTER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) FILED: Texas Secretary of State FILING#: 260001 876120 FILING DATE: 04/01/2026 12:13 PM TRACKING#: 15516244260001 SEE BELOW FOR SECURED PARTY CONTACT INFORMATION THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR 'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 1a. ORGANIZATION'S NAME FinTrade Sherpa, INC OR 1b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c. MAILING ADDRESS 13529 SKINNER RD STE N CITY CYPRESS STATE TX POSTAL CODE 77429-1775 COUNTRY USA 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here 0 and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1 Ad) 2a. ORGANIZATION'S NAME OR 2b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 2c. MAILING ADDRESS CITY STATE I POSTAL CODE COUNTRY 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 3a. ORGANIZATION'S NAME Lode Star Gold, INC OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 3c. MAILING ADDRESS 13529 SKINNER RD STE N CITY CYPRESS STATE TX POSTAL CODE 77429-1775 COUNTRY USA 4. COLLATERAL: This financing statement covers the following collateral: The intellectual property as defined in the Asset Purchase Agreement between FinTrade Sherpa, INC and Tarka L'Herpiniere dated February 12, 2025. 5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative 6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility ☐ Agricultural Lien ☐ Non-UCC Filing 7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor 8. OPTIONAL FILER REFERENCE DATA: FILING OFFICE COPY- UCC FINANCING STATEMENT (Form UCC1) (Rev. 07/01/23)